Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with Federal Trust Corporation's ("Company") Quarterly Report on Form 10-QSB for the period ended June 30, 2002 ("Report"), each of the undersigned certify that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     August 13, 2002          By:     /s/ James V. Suskiewich
         ----------------                 --------------------------------------
                                           James V. Suskiewich
                                           President and Chief Executive Officer


Date:     August 13, 2002          By:    /s/ Aubrey H. Wright
         ----------------                 --------------------------------------
                                           Aubrey H. Wright
                                           Chief Financial Officer
                                          (Chief Accounting Officer)